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                                                                    EXHIBIT 99.1


                      Citizens Effingham Bancshares, Inc.
                                 and Subsidiary

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                  For the Nine Months Ended September 30, 2002

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         In connection with the Quarterly Report of Citizens Effingham
Bancshares, Inc. and Subsidiary (the "Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harry H. Shearouse, President and Chief Executive Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) To the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

May 7, 2003

/s/ Harry H. Shearouse
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Harry H. Shearouse
President and Chief Executive Officer